March 31, 1999
First Quarter

April 27, 1999

To Our Shareholders:

     During the first quarter of 1999, we increased our investment in DataView, LLC by purchasing a Convertible Subordinated Note for $100,000. This increases our ownership to 5% on a converted basis. DataView provides value-added data-visualization information tools for financial market professionals to help spot trends and to enhance decision making. The product is currently used by several major brokerage houses through proprietary systems and over the Internet.

     During the quarter, Pathlight Technology, Inc. signed a multi-year agreement with IBM's Storage System Division to deliver the new IBM Storage Area Network, which is driven by Pathlight's proprietary technology. This contract represents a key milestone for the company and is indicative of the markets commercial acceptance of their technology.

     We ended the quarter with a net asset value of $1.43 per share and a cash position of $3.5 million. Our pipeline of potential transactions is very active and we hope to report on these transactions in the coming quarters.

     Thank you for your support.

Allen F. Grum
President

Portfolio Valuation / March 31, 1999



                                                                                 March 31, 1999         December 31, 1998
                                                                                           Per                     Per
Company and Business            Type of Investment   Date Acquired                         share                   share
                                                                    Cost       Value       of Rand     Value       of Rand
------------------------------- -------------------- -------------- ---------- ----------- ----------- ----------- --------
American Tactile Corporation    Convertible          6/23/95        150,000    50,000      0.01        50,000      0.01
Medina, NY. Develops            Debentures at 8%
equipment and                   due June 2000
systems to produce signage.     and April 2001 with
www.americantactile.com         detachable warrants

ARIA Wireless Systems, Inc.     Common Stock -       5/23/97        438,000    122,000     0.02        122,000     0.02
(OTC:AWSI)*                     488,000 shares
Buffalo, NY. Markets wireless
radio transmission
communication equipment.
www.ariawireless.com

BioVector, Inc.                 Common Stock -       4/17/97        50,000     125,000     0.08        125,000     0.08
Buffalo, NY.                    50,000 shares                       360,000    360,000                 360,000
Medical technological sales     Convertible
force company.                  Promissory Note at
                                8%, due April 2002
                                Option to purchase
                                165,000 Common
                                Shares

BioWorks, Inc.                  Series A             11/6/95        56,000     56,000      0.01        56,000      0.01
Geneva, NY. Develops and        Convertible
manufactures                    Preferred Stock -
biological alternative to       32,000 shares
chemical pesticides.
www.bioworksbiocontrol.com

Clearview Cable TV, Inc.        Common Stock - 400   2/23/96        55,541     55,541      0.01        55,541      0.01
New Providence, NJ. Cable       shares
television operator.

DataView, LLC                   Convertible          10/1/98        200,000    200,000     0.04        100,000     0.02
Mt. Kisco, NY. Designs,         Subordinated Note -
develops and markets            $200,000
browser based software for      8% Due October 15,
investment professionals.       1999
www.marketgauge.com

Fertility Acoustics, Inc.       Common Stock         10/1/97        50,000     125,000     0.02        125,000     0.02
Buffalo, NY. Developer of       -150,000 shares
proprietary                     Option to purchase
methods to diagnose onset of    15,000 shares
ovulation.
J. Giardino                     First mortgage       2/26/88        121,112    121,112     0.02        121,112     0.02
Buffalo, NY. Commercial real    at 13%
estate.

Hammertime, Inc.                Convertible          10/1/98        100,000    100,000     0.04        100,000     0.04
Clarence, NY. Exclusive Sears   Preferred Stock -                   100,000    100,000                 100,000
licensed                        1,000 Shares
installer of kitchens and       Senior Subordinated
baths.                          Note at 12% due
                                October 2000

HealthWay Products Company,     Common Stock -1,000  3/18/96        100,100    100,100    0.02         100,000     0.02
Inc.                            shares
Syracuse, NY. Manufactures      Promissory Note at
air filters and                 24%, due June 1996
climate control devices.        4,667 warrants for
www.healthway.com               Series A Preferred
                                Stock

InfoMiners, Inc.                Bridge loan at 10%   12/21/98       420,000    420,000    0.07         420,000     0.07
Amherst, NY. Data warehousing   due June 1999
and decision                    147,000 warrants
support software for            for shares of stock
healthcare industries.
www.infominers.com

Lightbridge, Inc.               Common Stock -       3/31/94        218,271    66,648     0.01        72,408       0.01
(NASDAQ:LTBG)*                  13,165 shares
Burlington, MA. Provides
software based services
for wireless
telecommunications industry.
www.lightbridge.com

MINRAD, Inc.                    Common Stock -       8/4/97         429,000    949,512    0.17       949,512       0.17
Buffalo, NY. Developer of       118,689 shares
laser guided surgical devices.

Pathlight Technology, Inc.      Class A Series 1(a)  10/7/97        100,000    100,000    0.04       100,000       0.04
Ithaca, NY. Develops high       Convertible                         100,000    100,000               100,000
technology Serial               Preferred
Storage Architecture for        Stock - 100,000
computer industry.              shares with 6%
www.pathlight.com               cumulative
                                dividend.
                                Subordinated Note
                                at 7.5% due
                                December 2000

Platform Technology Holdings,   Two units with       9/24/97        8,045      60,000     0.01        60,000       0.01
LLC                             option for two
Charlottesville, VA. Provides   additional units
sales support and
management for unique medical
businesses.

Reflection Technology, Inc.     Series J             10/4/95        500,000    150,000    0.02       150,000       0.03
Waltham, MA. Develops and       Convertible
licenses proprietary            Preferred Stock -
virtual display technology.     243,903 shares
www.reflectiontech.com

UStec, Inc.                     Promissory Note at   12/17/98       100,000    100,000    0.02       100,000       0.02
Victor, NY. Manufacturers and   12% due December
markets digital wiring          2003
systems for residential new     50,000 warrants for
home construction.              common shares
www.ustecnet.com

Other investments               Other                              481,564      10,330    0.00        20,597       0.00

                                Total portfolio                    4,137,633 3,471,243    0.61     3,387,170       0.59
                                investments                        ========= =========    ====     =========       ====

                                Cash and Cash                                3,505,402    0.61     3,757,399       0.66
                                equivalents

                                Net receivables                                 98,868    0.02        20,583       0.00
                                (payables)                                      ------                ------

                                Net Assets before                            7,075,513    1.24     7,165,152       1.25
                                Taxes

                                Tax provision                               (1,071,880)  (0.19)   (1,071,880)     (0.19)
                                (benefit)                                   -----------           -----------

                                Net Assets                                   8,147,393             8,237,032
                                                                             =========             =========
                                Net Asset Value per                                       1.43                     1.44
                                Share (5,708,034
                                shares outstanding
                                during both periods)

* Publicly owned company   ^ Unrestricted securities as defined in Note (a)

Note: Restricted securities, including securities of publicly-owned companies which are subject to restrictions on resale, are valued at fair value as determined by the Board of Directors. Fair value is considered to be the amount which the Corporation may reasonably expect to receive for portfolio securities if such securities were sold on the valuation date. Valuations as of any particular date, however, are not necessarily indicative of amounts which may ultimately be realized as a result of future sales or other dispositions of securities. Among the factors considered by the Board of Directors in determining the fair value of restricted securities are the financial condition and operating results, projected operations, and other analytical data relating to the investment. Also considered are the market prices for unrestricted securities of the same class (if applicable) and other matters which may have an impact on the value of the portfolio company.

Rand Capital Corporation
Board of Directors (Elected by Shareholders April 27, 1999)

                  Reginald B. Newman II     Chairman of the Board
                  Allen F. Grum
a, c              Luiz F. Kahl
g                 Erland E. Kailbourne
c, g              Ross B. Kenzie
a                 Willis S. McLeese
a, c, g           Jayne K. Rand
a - Member of audit committee
c - Member of compensation committee
g - Member of governance committee

Officers              Title                                Email
Allen F. Grum         President, Chief Executive Officer   pgrum@randcap.com
Nora B. Sullivan      Executive Vice President             nsullivan@randcap.com
Daniel P. Penberthy   Chief Financial Officer              penberthy@randcap.com

Corporate Data
Stock Listing                      NASDAQ SmallCap Market - symbol RAND
Transfer Agent and Registrar       Continental Stock Transfer & Trust Company
General Counsel                    Hodgson, Russ, Andrews, Woods & Goodyear, LLP
Independent Accountants            Deloitte & Touche LLP

Number of Shareholders             786 (as of March 15, 1999)

     Rand  is   actively   seeking   business   opportunities   for   investment
consideration. If you are aware of such businesses which may need Rand's support and assistance, please feel free to contact us.

Rand Capital Corporation
2200 Rand Building
Buffalo, NY 14203
Tel: 716-853-0802
Fax: 716-854-8480